SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) December 6, 2001
                                                        ----------------



                             OBIE MEDIA CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Oregon                   000-21623                    93-0966515
------------------------     ---------------------     -------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer Ident. No.)

                   4211 West 11th Avenue, Eugene, Oregon 97402
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (541) 686-8400
                         -------------------------------
                         (Registrant's telephone number)

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Item 1.  CHANGES IN CONTROL OF REGISTRANT

N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

N/A

Item 3.  BANKRUPTCY OR RECEIVERSHIP

N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

N/A

Item 5.  OTHER EVENTS

On December 6, 2001 the registrant announced the termination of the transit advertising agreement between the registrant and Chicago Transit Authority. Management believes that the restructuring charge the Company recognized during the third quarter of Fiscal 2001 is sufficient to absorb the costs and expenses associated with the termination of this agreement. A press release describing the termination of this agreement is attached as Exhibit 99.1.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

N/A

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit           Description

99.1     Press Release dated December 6, 2001

Item 8.  CHANGES IN FISCAL YEAR

N/A.

Item 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

N/A.
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SIGNATURES


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     OBIE MEDIA CORPORATION


DATE: December 6, 2001                      BY:      /s/ Brian B. Obie
                                                     -----------------
                                  Brian B. Obie
                                                     Chief Executive Officer

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